UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 17, 2022
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 17, 2022, Digital Turbine, Inc. (the “Company”) issued a press release regarding the matters described in Item 4.02 below, including an announcement updating guidance for the full-year fiscal 2022 period, previously issued on February 8, 2022. A copy of the press release is furnished herewith as Exhibits 99.1 to this Form 8-K. The disclosure in Item 7.01 is incorporated into this Item 2.02. The information included in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Accordingly, May 11, 2022, the management and the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concluded that (a) the Company will restate its financial statements for the three-month period ended June 30, 2021,three and six-month periods ended September 30, 2021, and three and six-month periods ended December 31, 2021 (the “Relevant Periods”), and (b) the Company’s previously issued unaudited interim consolidated financial statements for the Relevant Periods included in its quarterly report on Form 10-Q for each of the Relevant Periods, as originally filed with the Securities and Exchange Commission on August 9, 2021, November 2, 2021, and February 8, 2022, respectively, should no longer be relied upon.

In connection with the integration of the Company’s recently acquired businesses (AdColony Holding AS and Fyber N.V. (the “Acquired Companies”)), management performed a review of the presentation of revenues and license fees and revenue share based on the accounting guidance for revenue recognition, including considerations of principal and agent (or “gross and net”) presentation. After a detailed review of the Acquired Companies product lines and related contracts with customers and publishers, the Company concluded that each Acquired Company acts as an agent in certain of their respective product lines and, as a result, the revenues for those product lines should be reported net of license fees and revenue share. Previously, all revenues of the Acquired Companies, which are reported as separate segments referred to as In App Media – AdColony and In App Media – Fyber, respectively, were reported on a gross basis. The Company’s legacy business, which is reported in a separate segment referred to as On Device Media is not impacted by the change described above and continues to be reported on a gross basis. Further, the acquisitions of the Acquired Companies were completed during the three-month period ended June 30, 2021 and, as a result, there is no impact to the fiscal year-ended March 31, 2021.

The corrections have the effect of decreasing both net revenue and license fees and revenue share in a like amount in the quarterly financial statements for each Relevant Period. The corrections do not relate to nor have any impact on the Company’s operating performance, income from operations, net income/(loss), or cash flows and the financial position and liquidity of the Company remain unchanged.

Previously, the Company’s revenues were reported as approximately $212.6 million for the three-month period ended June 30, 2021, $310.2 million for the three-month period ended September 30, 2021, and $375.5 million for the three-month period ended December 31, 2021. Based on its preliminary assessment, the Company expects that revenue on a net basis will be reported as approximately $158.1 million for the three-month period ended June 30, 2021, $188.6 million for the three-month period ended September 30, 2021, and $216.8 million for the three-month period ended December 31, 2021.

The following table provides a summary of the estimated adjustments for each of the Relevant Periods:

Digital Turbine, Inc. and Subsidiaries
Consolidated Income from Operations
(in millions)
Unaudited
	3 months ended June 30, 2021			3 months ended September 30, 2021			3 months ended December 31, 2021
	Reported	Adj	Amended	Reported	Adj	Amended	Reported	Adj	Amended
Net revenues	$212.6	$(54.5)	$158.1	$310.2	$(121.6)	$188.6	$375.5	$(158.7)	$216.8
Costs of revenue and operating expenses
License fees and revenue share	138.3	(54.5)	83.8	213.2	(121.6)	91.6	267.7	(158.7)	109.0
Other direct costs of revenue	2.6		2.6	3.8		3.8	5.2		5.2
Product development	15.6		15.6	17.9		17.9	17.7		17.7
Sales and marketing	13.7		13.7	17.5		17.5	15.9		15.9
General and administrative	23.3		23.3	41.3		41.3	39.9		39.9
Total costs of revenues and operating expenses	193.5	(54.5)	139.0	293.7	(121.6)	172.1	346.4	(158.7)	187.7
Income from operations	$19.1	$—	$19.1	$16.5	$—	$16.5	$29.1	$—	$29.1

The amounts provided above are subject to the completion of the Company’s restatement analysis and financial close and reporting process, as well as the annual financial statement audit for the fiscal year-ended March 31, 2022. As part of this process, the Company is also assessing the classification of certain expenses for the Acquired Companies for the Relevant Periods. Given the incomplete nature of the Company’s restatement analysis, financial close and reporting process and financial statement audit, the Company can give no assurance that no further adjustments will arise, and the restated financial statements for the Relevant Periods will reflect any such additional adjustments that arise.

The Company’s management has concluded that in light of the classification error described above, the Company’s disclosure controls and procedures were not effective at June 30, 2021, September 30, 2021, and December 31, 2021. Management is in the process of completing its assessment of internal control over financial reporting, and will update the evaluation of disclosure controls and procedures in the restated Form 10-Qs for the Relevant Periods. The Company expects to file its restated Form 10-Qs for the Relevant Periods and its annual report on Form 10-K for the fiscal year-ended March 31, 2022, with the Securities and Exchange Commission on or before May 31, 2022.

Management and the Audit Committee discussed these matters with the Company’s independent registered public accounting firm, Grant Thornton LLP.

Item 7.01 Regulation FD Disclosure

The Company previously reported non-GAAP financial measures for the Relevant Periods, including pro forma revenue that includes historical revenue of the Acquired Companies, non-GAAP gross profit and gross profit percentage, non-GAAP adjusted net income and net income per share, non-GAAP adjusted EBITDA and non-GAAP free cash flow. In addition, the Company presented investor information at its Virtual Analyst Day on November 11, 2021, including non-GAAP financial measures and forecasted, three-to-five-year revenue target and EBITDA estimates. Due to the changes in the presentation of revenue and license fees and revenue share described above, the only non-GAAP measures previously reported that are impacted by those changes are pro-forma revenue and the non-GAAP gross profit percentage as well as the three-to-five-year revenue target. Those previously reported amounts should no longer be relied upon.

The following table provides an updated GAAP income from operations to non-GAAP gross profit reconciliation to show the estimated change in our non-GAAP gross profit percentage due only to the restatement of revenues discussed above for each of the Relevant Periods. The table does not include the effect of any reclassifications of expense items or any other additional adjustments that may be required after completion of the Company’s restatement analysis, financial close, reporting process, and financial statement audit.

GAAP INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in millions)
(Unaudited)
	3 months ended June 30, 2021			3 months ended September 30, 2021			3 months ended December 31, 2021
	Reported	Adj	Amended	Reported	Adj	Amended	Reported	Adj	Amended
Net revenues	$212.6	$(54.5)	$158.1	$310.2	$(121.6)	$188.6	$375.5	$(158.7)	$216.8
Income from operations	19.1		19.1	16.5		16.5	29.1		29.1
Add-back items:
Product development	15.6		15.6	17.9		17.9	17.7		17.7
Sales and marketing	13.7		13.7	17.5		17.5	15.9		15.9
General and administrative	23.3		23.3	41.3		41.3	39.9		39.9
Depreciation of software included in other direct costs of revenue	0.7		0.7	0.8		0.8	0.8		0.8
Non-GAAP gross profit	$72.4		$72.4	$94.0		$94.0	$103.4		$103.4
Non-GAAP gross profit percentage	34.1%		45.8%	30.3%		49.8%	27.5%		47.7%
The Company is re-affirming previously reported guidance on adjusted EBITDA between $195 million and $197 million and adjusted EPS between $1.66 and $1.68 for the fiscal year ended March 31, 2022.

It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, any adjustment to the contingent earn-out provisions, which will continue to be adjusted to fair value through the end of the earn-out periods, or other items that are difficult to predict with precision.

Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: net interest income/(expense), adjustments in the fair value of earn-out liabilities associated with acquisitions, income tax provision, depreciation and amortization, stock-based compensation expense, amortization of intangibles, foreign exchange, transaction gains/(losses), and transaction-related expenses and compensation costs. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.

Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation, amortization of intangibles, adjustments in the fair value of earn-out liabilities associated with acquisitions, and transaction-related expenses and compensation costs. Readers are cautioned that non-GAAP adjusted EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude operating expenses and amortization of software included in other direct costs of revenue. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to comparable GAAP income from operations figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

Non-GAAP adjusted EBITDA, Non-GAAP adjusted net income and EPS, and Non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

This Form 8-K and the press release referenced in Item 9.01 contain statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates, and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors and risks discussed from time to time in our SEC filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K.

This Form 8-K and the press release referenced in Item 9.01 include non-GAAP financial measures relating to our operations and forecasted outlook. In addition, this Form 8-K and the press release referenced in Item 9.01 include reconciliations of these GAAP to non-GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from our results should be carefully evaluated.

The information being reported in under Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being “furnished” and shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits
Exhibits

Exhibit No.	Description
99.1	Press release dated May 17, 2022, as issued by Digital Turbine, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 17, 2022	Digital Turbine, Inc.
	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President & Chief Financial Officer
EXHIBITS INDEX

Exhibit No.	Description
99.1	Press release dated May 17, 2022, as issued by Digital Turbine, Inc.